         EXHIBIT 99.1

      FORM 3 JOINT FILER INFORMATION

Names of Joint Filers:

Canaan Equity II Entrepreneurs LLC
Canaan Equity II L.P.
Canaan Equity II L.P. (QP)
Canaan Equity III Entrepreneurs LLC
Canaan Equity III L.P.
Canaan VII L.P.
Canaan Equity Partners II LLC
Canaan Equity Partners III LLC
Canaan Partners VII LLC
John V. Balen
Stephen L. Green
Deepak Kamra
Gregory Kopchinsky
Guy M. Russo
Eric A. Young
Charmers Landing LLC
Stonehenge LLC
Waubeeka LLC
Seth A. Rudnick
Brenton K. Ahrens
Maha S. Ibrahim
Wende Hutton
Stephen Bloch

Address of Joint Filers:
c/o Canaan Partners
285 Riverside Avenue, Suite 250
Westford, CT 06880

Designated Filer:

Stephen L. Green

Issuer and Ticker Symbol:

The Active Network, Inc.  (ACTV)

Date of Event:

May 24, 2011

Signatures of Joint Filers

Canaan Equity II Entrepreneurs LLC

By: Canaan Equity Partners II LLC
 Its Sole Manager

 By: /s/ Guy M. Russo
     Authorized Signatory

Canaan Equity II L.P.

By: Canaan Equity Partners II LLC
 Its Sole General Partner

 By: /s/ Guy M. Russo
     Authorized Signatory

Canaan Equity II L.P. (QP)

By: Canaan Equity Partners II LLC
 Its Sole General Partner

 By: /s/ Guy M. Russo
     Authorized Signatory

Canaan Equity III Entrepreneurs L.L.C.

By: Canaan Equity Partners III LLC
 Its Sole Manager

 By: /s/ Guy M. Russo
     Authorized Signatory

Canaan Equity III L.P.

By: Canaan Equity Partners III LLC
 Its Sole General Partner

 By: /s/ Guy M. Russo
     Authorized Signatory

Canaan VII L.P.

By: Canaan Partners VII LLC
 Its Sole General Partner

 By: /s/ Guy M. Russo
     Authorized Signatory

Canaan Equity Partners II LLC

By: /s/ Guy M. Russo
Its:  Manager

Canaan Equity Partners III LLC

By: /s/ Guy M. Russo
Its:  Manager

Canaan Partners VII LLC

By: /s/ Guy M. Russo
Its:  Manager

 *
John V. Balen

 *
Stephen L. Green

 *
Deepak Kamra

 *
Gregory Kopchinsky

/s/ Guy M. Russo
Guy M. Russo

 *
Eric A. Young

Charmers Landing LLC

By: *
Stephen L. Green, Manager

Stonehenge LLC

By: *
Gregory Kopchinsky, Manager

Waubeeka LLC

By: /s/ Guy M. Russo
Guy M. Russo, Manager

 *
Seth A. Rudnick

 *
Brenton K. Ahrens

 *
Maha S. Ibrahim

 *
Wende Hutton

 *
Stephen Bloch

*By: /s/ Guy M. Russo
Guy M. Russo, Attorney-in-Fact